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                                                                      EXHIBIT 21

                           DANKA BUSINESS SYSTEMS PLC

                LIST OF SIGNIFICANT SUBSIDIARIES OF THE COMPANY

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
                                                                  State/Country
                                                                       of
                        Subsidiary name                           Incorporation
                        ---------------                          ---------------
NCNR Oil and Gas Ltd............................................ United Kingdom
 Danka Holdings Sarl............................................   Luxembourg
  Dankalux Sarl & Co. SCA.......................................   Luxembourg
  Dankalux Sarl.................................................   Luxembourg
    Danka Holding Company.......................................    Delaware
      Danka Office Imaging Company..............................    Delaware
    Danka Deutschland Holding GmbH..............................     Germany
      Danka Deutschland GmbH....................................     Germany
    Danka Europe B.V............................................ The Netherlands
      Danka Netherland B.V...................................... The Netherlands
  Danka Holdings BV............................................. The Netherlands
    Danka Distribution B.V...................................... The Netherlands
    Danka Group BV.............................................. The Netherlands
Danka Europe Ltd................................................ United Kingdom
    DLX Investments Ltd......................................... United Kingdom
      Danka International Ltd................................... United Kingdom
      Duskhaven Limited......................................... United Kingdom
  Danka U.K. Holdings Ltd....................................... United Kingdom
    Danka U.K. PLC.............................................. United Kingdom
    Danka Office Imaging Limited................................ United Kingdom
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